Press Release

October 29, 2020	FOR IMMEDIATE RELEASE

CTS Announces Third Quarter 2020 Results

Stronger sales, earnings and improved new business wins

Lisle, Ill. - CTS Corporation (NYSE: CTS) today announced third quarter 2020 results.

•

Sales were $113.8 million, down 2% year-over-year. Sales to transportation customers declined 9%, and sales to other end markets grew 10%. Excluding the QTI acquisition, sales to other end markets grew 4%. Sales rebounded strongly, up 35% from the second quarter of 2020.

•	Net earnings were $11.1 million or $0.34 per diluted share versus $2.7 million or $0.08 last year.
•	Adjusted diluted EPS was $0.34, compared to $0.29 last year.
•	Free cash flow was $22.4 million. Balance sheet and liquidity remain robust.
•	New business wins were $127 million.

“Our teams delivered strong operational results and improved new business wins, while striving to maintain a safe work environment,” said Kieran O’Sullivan, CEO of CTS Corporation. “We saw a significant third quarter rebound. Market uncertainty may persist for several quarters; however, we are cautiously optimistic. While we are implementing cost structure improvements, our primary focus is on enhancing our front-end capabilities to drive profitable growth.”

2020 Guidance

Due to ongoing market uncertainties, management is not providing revenue or earnings guidance.

Conference Call

As previously announced, the Company has scheduled a conference call at 10:00 a.m. (EDT) today to discuss the third quarter financial results. The dial-in number is 800-309-1256 (720-543-0314, if calling from outside the U.S.).  The passcode is 544640. There will be a replay of the conference call from 1:00 p.m. (EDT) today through 1:00 p.m. (EST) on Thursday, November 12, 2020.  The telephone number for the replay is 888-203-1112 (719-457-0820, if calling from outside the U.S.).  The replay passcode is 9449979. A live audio webcast of the conference call will be available and can be accessed directly from the Investors section of the website of CTS Corporation at www.ctscorp.com.

About CTS

CTS (NYSE: CTS) is a leading designer and manufacturer of products that Sense, Connect, and Move.  The company manufactures sensors, actuators, and electronic components in North America, Europe, and Asia, and provides engineered products to customers in the aerospace/defense, industrial, medical, telecommunications/IT, and transportation markets.

For more information, visit www.ctscorp.com.

Safe Harbor

This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

Contact

Ashish Agrawal

Vice President and Chief Financial Officer

CTS Corporation

4925 Indiana Avenue

Lisle, IL 60532

USA

Telephone: +1 (630) 577-8800

E-mail: ashish.agrawal@ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - UNAUDITED

(In thousands of dollars, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Net sales	$113,777	$115,651	$301,049	$353,959
Cost of goods sold	76,871	78,594	204,677	235,084
Gross Margin	36,906	37,057	96,372	118,875
Selling, general and administrative expenses	16,883	17,774	48,310	52,371
Research and development expenses	5,723	6,806	18,653	19,854
Restructuring charges	1,041	2,342	1,416	5,337
Loss (gain) on sale of assets	—	11	—	(111)
Operating earnings	13,259	10,124	27,993	41,424
Other (expense) income:
Interest expense	(857)	(812)	(2,617)	(1,745)
Interest income	217	524	852	1,396
Other income (expense), net	1,617	(2,636)	(109)	(3,646)
Total other income (expense), net	977	(2,924)	(1,874)	(3,995)
Earnings before income taxes	14,236	7,200	26,119	37,429
Income tax expense	3,163	4,478	6,381	11,345
Net earnings	$11,073	$2,722	$19,738	$26,084
Earnings per share:
Basic	$0.34	$0.08	$0.61	$0.80
Diluted	$0.34	$0.08	$0.61	$0.79
Basic weighted – average common shares outstanding:	32,268	32,642	32,331	32,748
Effect of dilutive securities	241	425	270	417
Diluted weighted – average common shares outstanding:	32,509	33,067	32,601	33,165
Cash dividends declared per share	$0.04	$0.04	$0.12	$0.12

CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of dollars)

	(Unaudited)
	September 30, 2020	December 31, 2019
ASSETS
Current Assets
Cash and cash equivalents	$131,740	$100,241
Accounts receivable, net	76,431	78,008
Inventories, net	41,492	42,237
Other current assets	14,020	16,992
Total current assets	263,683	237,478
Property, plant and equipment, net	97,777	105,038
Operating lease assets, net	23,727	24,644
Other Assets
Prepaid pension asset	65,115	62,082
Goodwill	106,056	106,056
Other intangible assets, net	76,126	85,215
Deferred income taxes	20,595	19,795
Other	2,774	3,046
Total other assets	270,666	276,194
Total Assets	$655,853	$643,354
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$46,739	$48,219
Operating lease obligations	3,149	2,787
Accrued payroll and benefits	12,437	9,564
Accrued expenses and other liabilities	32,794	36,378
Total current liabilities	95,119	96,948
Long-term debt	106,300	99,700
Long-term operating lease obligations	23,747	24,926
Long-term pension obligations	6,446	6,632
Deferred income taxes	6,223	5,637
Other long-term obligations	4,052	4,292
Total Liabilities	241,887	238,135
Commitments and Contingencies
Shareholders’ Equity
Common stock	310,976	307,932
Additional contributed capital	40,796	43,689
Retained earnings	525,624	509,766
Accumulated other comprehensive loss	(90,908)	(91,726)
Total shareholders’ equity before treasury stock	786,488	769,661
Treasury stock	(372,522)	(364,442)
Total shareholders’ equity	413,966	405,219
Total Liabilities and Shareholders’ Equity	$655,853	$643,354

CTS CORPORATION AND SUBSIDIARIES

OTHER SUPPLEMENTAL INFORMATION - UNAUDITED

Earnings Per Share

The following table reconciles GAAP diluted earnings per share to adjusted diluted earnings per share for the Company:

	Three Months Ended		Nine Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
GAAP diluted earnings per share	$0.34	$0.08	$0.61	$0.79
Tax affected charges to reported diluted earnings per share:
Restructuring charges	0.03	0.06	0.04	0.13
Foreign currency (gain) loss	(0.07)	0.08	(0.06)	0.08
Non-cash pension expense	0.01	—	0.04	0.01
Environmental charges	0.01	—	0.03	—
Transaction charges	—	0.01	—	0.01
Discrete tax items	0.02	0.06	0.03	0.06
Adjusted diluted earnings per share	$0.34	$0.29	$0.69	$1.08

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended		Nine Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Depreciation and amortization expense	$6,676	$6,119	$19,819	$18,038
Stock-based compensation expense	$1,119	$1,157	$2,164	$3,950

Non-GAAP Financial Measures

Adjusted earnings per share is a non-GAAP financial measure. The most directly comparable GAAP financial measure is diluted earnings per share.

CTS adjusts for these items because they are discrete events, which have a significant impact on comparable GAAP financial measures and could distort an evaluation of our normal operating performance.

CTS uses an adjusted earnings per share measure to evaluate overall performance, establish plans and perform strategic analysis. Using this measure avoids distortion in the evaluation of operating results by eliminating the impact of events which are not related to normal operating performance. Because this measure is based on the exclusion or inclusion of specific items, they may not be comparable to measures used by other companies which have similar titles. CTS' management compensates for this limitation when performing peer comparisons by evaluating both GAAP and non-GAAP financial measures reported by peer companies. CTS believes that this measure is useful to its management, investors and stakeholders in that it:

•	provides a meaningful measure of CTS' operating performance,
•	reflects the results used by management in making decisions about the business, and
•	helps review and project CTS' performance over time.

We recommend that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies.